Interest Income and Interest Expense	6 Months Ended
Jun. 30, 2023
Interest Income and Interest Expense

7. Interest Income and Interest Expense

In 2021, the Company entered into a factoring agreement for $4.8 million with a commercial bank to purchase certain accounts receivable on   a non-recourse basis. As of June 30, 2023, the factoring facility was increased to $13.6 million. As invoices were factored with the bank, they were not recorded as accounts receivable in the Company’s consolidated financial statements. As of June 30, 2023, accounts receivable factored were nil ($4.1 million as of December 31, 2022).

As of June 30, 2023, the unused portion of the financing facilities was approximately $13.6 million ($9.5 million as of December 31, 2022).

The interest rates under the factoring agreement range from 1.2% to 1.25% (2022: 1.2% to 1.25%) over the bank’s cost of funds per annum.

The following table provides additional information about the Company’s interest income, interest expense and other financing costs, net for the six months ended June 30, 2023, and 2022:

	2023	2022
	(Unaudited)	(Unaudited)
Interest income	$21,652	$39
Interest expense on lease liabilities	(4,987)	(1,435)
Interest expense on factoring arrangement	(133,099)	(117,834)
Total	$(116,434)	$(119,230)